Exhibit 10.27
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CONFIDENTIAL TREATMENT REQUESTED
BY MESA AIR GROUP, INC.
UNDER 17C.F.R. SECTION 200.80(B)(4),
200.83 AND 240.24b-2

163872-3
THIRD AMENDMENT TO UNITED EXPRESS AGREEMENT
     This Amendment to the United Express Agreement (the “Amendment”) is effective as of August 28, 2007 by and between UNITED AIR LINES, INC., a Delaware corporation, with its operations center located at 1200 East Algonquin Road, Elk Grove Township, Illinois 60007 (“United”), and MESA AIR GROUP, INC., a Nevada corporation, having its principal mailing address at 410 N 44th St. Suite 700, Phoenix, AZ 85008 (“Mesa” or “Contractor”).
     WHEREAS, the parties previously entered into that certain Amended and Restated United Express® Agreement, dated as of January 28, 2004 (United Contract # 163872) as amended on June 3, 2005 (the “First Amendment”) and March 7, 2005 (the “Second Amendment”) (collectively, the “Agreement”); and
     WHEREAS, pursuant to Article XXXI of the Agreement, the parties may modify or amend the Agreement; and
     WHEREAS, Appendix A provides for the schedule of a Fleet Plan; and
     WHEREAS, the parties desire to further amend the Agreement to provide for the temporary and permanent reductions of RJ-50 aircraft by Contractor in accordance with the Fleet Plan set forth on Appendix A; and
     WHEREAS, pursuant to Section IV of the First Amendment, the parties desire to amend notification requirements of Replacement RJ-70s.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
I. DEFINITIONS
     A. Defined Terms. Capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the meanings assigned to them in the Agreement.
     B. Other Terms. The following terms used in this Amendment shall have the meanings given to them in this Section LB.
     “Per Aircraft Funding Requirement” means the calculated rate of $[****] dollars per aircraft, paid by Contractor to United as a funding requirement specified in Section XI of the First Amendment. $[****] dollars equals the $[****] million funding requirement divided by [****] Expansion Aircraft.
II. SCOPE, TERM, and CONDITIONS

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     A. Attachment A to this Amendment is the revised iteration of Appendix A to the Agreement (Fleet Plan) and is modified to include details and explanations of temporary and permanent reductions to aircraft in fleet.
     B. In addition to the explanation given on Attachment A, notation 4, this Article II.B further details the agreement by Contractor and United to permanently remove two (2) Expansion RJ-50 aircraft effective June 7, 2007. United will pay Contractor [****] of the remaining unamortized Per Aircraft Funding Requirement payment made to United. The unamortized portion of the Per Aircraft Funding Requirement will be calculated from the month the two (2) Expansion RJ-50 aircraft are permanently removed as specified in Attachment A.
>	The amount of this unamortized Per Aircraft Funding requirement is agreed to be $[****] per aircraft or $[****] total. This $[****] payment will be made from United to Mesa as previously agreed to as a series of monthly payments for the period of [****] through [****], totaling $[****]. United would increase Mesa’s monthly pre-payment by $[****] / [****] = $[****] total or $[****] per aircraft for the months of [****] through [****].

>	United would make a 1-time catch up payment in the month following Amendment execution for the prior months.
     C. United has agreed to permit Contractor to give United less than 180 days notice of (2) Replacement RJ-70s delivery dates as the aircraft were delivered in June 2007.
III MISCELLANEOUS. Except as otherwise amended herein, the Agreement will remain in full force and effect. The terms of this Amendment are deemed to be incorporated in, and made a part of, the Agreement. This Amendment may be executed in any number of counterparts, by original or facsimile signature, each of which when executed and delivered shall be deemed an original and such counterparts together shall constitute one and the same instrument.
[Signature Page Follows]

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     IN WITNESS WHEREOF, the parties hereto have by their duly authorized officers caused this Amendment to be entered into and signed as of the day and year first above written.

UNITED AIRLINES, INC.		MESA AIR GROUP, INC.

By:		By:

	Peter McDonald	Mike Lotz
	Chief Operating Officer	President and Chief Operating Officer

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Attachment A
APPENDIX A
FLEET PLAN

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	Apr 1, ‘07	Apr 24, ‘07	May 1, ‘07		Jun 1, ‘07		Jun 7, ‘07		Jul 4, ‘07		Jul 28, ‘07		Aug 4, ‘07		Sep 5, ‘07		Sep 20, ‘07	Oct 28, ‘07		Jan 7, ‘08
DH2 In Fleet	10	10	10		10		10		10		10		10		10		10	10		10

Total RJ50s In Fleet	42	42	42		42		37		35		34		33		32		32	34		35
CRJs In Fleet (current)	12	12	12		12		9.5	(3)(5)	9	(6)	9		9		6.5	(10)(12)	6.5	7.5	(13)	7.5
CRJs In Fleet (expansion)	25	25	27	(1)	27		24.5	(4)	24		24		24		25.5	(11)	25.5	26.5		27.5	(14)
ERJs In Fleet (expansion)	5	5	3		3		3		2	(7)	1	(8)	0	(9)	0		0	0		0

Total RJ70s In Fleet	18	18	18		20		20		20		20		20		20		20	20		20
CR7s In Fleet (current)	15	15	15		15	(2)	15		15		15		15		15		15	15		15
CR7s In Fleet (replacement)	3	3	3		5		5		5		5		5		5		5	5		5
Total Aircraft In Fleet	70	70	70		72		67		65		64		63		62		62	64		65
Explanation of Change in Fleet

(1)	May 1, ‘07 Exchange 2 ERJs for 2 CRJs as part of plan to phase-out Expansion ERJs and replace with Expansion CRJs.

(2)	Jun 1, ‘07 Add 2 Replacement CR7s in compliance with original contract term.

(3)	Jun 7, ‘07 Remove 2 Current CRJs, which were replaced by 2 CR7s on June 1, 2007 in compliance with original contract term.

(4)	Jun 7, ‘07 Remove 2 Expansion CRJs permanently.

(5)	Jun 7, ‘07 For the June 2007 schedule, temporarily remove 1 CRJ for crew hour shortages. Reduction reflected as 0.5 Current CRJ and 0.5 Expansion CRJ.

(6)	Jul 4, ‘07 For the July 2007 schedule, temporarily remove 2 CRJ for crew hour shortages. Reduction reflected as 0.5 Current CRJ and 0.5 Expansion CRJ in addition to keeping removal of June reduction of 0.5 Current CRJ and 0.5 Expansion CRJ.

(7)	Jul 4, ‘07 Remove 1 ERJ as part of plan to phase-out Expansion ERJs (exchanged CRJ to be delivered September 5, 2007)

(8)	Jul 28, ‘07 Remove 1 ERJ as part of plan to phase-out Expansion ERJs (exchanged CRJ to be delivered September 5, 2007)

(9)	Aug 4, ‘07 Remove 1 ERJ as part of plan to phase-out Expansion ERJs (exchanged CRJ to be delivered January 7, 2008)

(10)	Sep 5, ‘07 For the period of September 5 — June 4, 2008, temporarily remove 2 Current CRJs.

(11)	Sep 5, ‘07 Add 2 Expansion CRJs to replace 2 Expansion ERJs removed on July 4, 2007 and July 28, 2007.

(12)	Sep 5, ‘07 For the period of September 5 — September 4, 2008, temporarily remove 1 CRJ. Reduction reflected as 0.5 Current CRJ and 0.5 Expansion CRJ.

(13)	Oct 28, ‘07 Add 2 CRJs, crew hour shortage over. Addition reflected as 1 Current CRJ and 1 Expansion CRJ

(14)	Jan 7, ‘08 Add 1 Expansion CRJ to replace 1 Expansion ERJ removed on Aug 4, 2007.

(15)	Jun 4, ‘08 Add 2 Current CRJs which were removed on September 5, 2007.

(16)	Sep 4, ‘08 Add 1 CRJ which was removed on September 5, 2007. Addition reflected as 0.5 Current CRJ and 0.5 Expansion CRJ.

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